UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022 (January 26, 2021)

WEJO GROUP LIMITED

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court 22 Victoria Street Hamilton Bermuda	HM12
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 8002 343065

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common shares, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 18, 2021, Wejo Group Limited (the “Company”), consummated the previously announced business combination (the “Business Combination”), pursuant to which, among things, Virtuoso Acquisition Corp., a Delaware corporation (“Virtuoso”) became a direct, wholly-owned subsidiary of the Company.

This Form 8-K is being filed to amend and restate Virtuoso’s balance sheet as of January 26, 2021, which was previously filed with Virtuoso’s Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 1, 2021 (the “Original 8-K”). The reasons for this restatement were previously provided by Virtuoso in its Form 10-Q for the quarterly period ended September 30, 2021, filed on November 16, 2021, and in its Form 10-Q for the quarterly period ended March 31, 2021, filed on June 3, 2021, and are summarized below. This financial information relates solely to Virtuoso as of a date prior to the Business Combination. However, this Report is being filed by the Company, because following the Business Combination, Virtuoso is no longer a separately reporting public company.

In its Form 8-K filed on November 16, 2021, Virtuoso previously disclosed that on November 15, 2021, the audit committee of the board of directors of Virtuoso concluded, after discussion with Virtuoso’s management and with Virtuoso’s independent registered public accounting firm, Marcum LLP (“Marcum”), that Virtuoso’s audited balance sheet as of January 26, 2021 filed as Exhibit 99.1 to Virtuoso’s Original 8-K should no longer be relied upon.

On February 1, 2021, Virtuoso filed on Form 8-K the audited balance sheet as of January 26, 2021, following its initial public offering. On June 3, 2021, in its Form 10-Q for the quarterly period ended March 31, 2021, Virtuoso restated on an unaudited basis certain information contained in Virtuoso’s January 26, 2021 balance sheet. The purpose of that restatement was to classify and report the values of its then outstanding warrants under ASC 815-40, Derivatives and Hedging—Contracts in Entity’s Own Equity as warrant liabilities. Subsequently, on November 16, 2021, in its Form 10-Q for the quarterly period ended September 30, 2021, Virtuoso further restated on an unaudited basis certain information contained in Virtuoso’s January 26, 2021 balance sheet. This further restatement followed Virtuoso’s reevaluation of its application of ASC 480-10-S99 to classify Virtuoso’s then outstanding public shares as temporary equity, a portion of which it previously classified as permanent equity to maintain stockholders’ equity greater than $5,000,000. The amended and restated Virtuoso January 26, 2021 balance sheet filed herewith is being restated to reflect both of these sets of corrections.

While Virtuoso provided this restated financial information on an unaudited basis, it did not reissue an audited January 26, 2021 balance sheet information. The Company, as Virtuoso’s parent, is filing this Form 8-K to file an audited version of such restated Virtuoso January 26, 2021 balance sheet, which is included as Exhibit 99.1 to this Report. Except for the fact that the restated Virtuoso January 26, 2021 balance sheet is being filed in audited form, there are no other changes to such balance sheet information from what Virtuoso previously disclosed. Further, except as described above, this Form 8-K does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Form 8-K does not reflect events occurring after the filing of the Original 8-K, including the Business Combination, and does not modify or update the disclosures therein, except as specifically identified above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet. (Furnished herewith.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022

WEJO GROUP LIMITED

By:	/s/ John Maxwell
Name:	John Maxwell
Title:	Chief Financial Officer